EXHIBIT 99.2


                             SHAREHOLDERS AGREEMENT



      THIS SHAREHOLDERS AGREEMENT, dated as of August 10, 1999 (the "Agreement"), is made and entered into by CELERITY SYSTEMS, INC., a Delaware corporation (the "Parent"), FUTURETRAK MERGER CORP., a Delaware corporation and a wholly-owned subsidiary of the Parent ("Merger Sub"), and the parties listed on Schedule A (each party on Schedule A shall be referred to individually as a "Shareholder" and collectively as the "Shareholders").

                                   WITNESSETH:


      WHEREAS, on the date hereof, the Parent, Merger Sub and FutureTrak International, Inc., a Florida corporation (the "Company"), entered into an Agreement and Plan of Merger (as such agreement may hereafter be amended, restated or otherwise modified from time to time, the "Merger Agreement"), pursuant to which each outstanding share of Company Common Stock will be converted into and represent the right to receive one share of Parent Common Stock and Merger Sub will be merged with and into the Company;

      WHEREAS, set forth opposite each Shareholder's name on Schedule A is the number of shares of Company Common Stock owned by such Shareholder; and

      WHEREAS, the Shareholders are executing this Agreement as an inducement to the Parent and Merger Sub to facilitate the Merger.

      NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

            (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing but excluding any shares deemed to be beneficially owned by a Person as a result of the participation of such Person in a "group" within the meanings of Section 13(d)(3) of the Exchange Act.

            (b) "Merger" shall mean the merger contemplated by the Merger Agreement.

            (c) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

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            (d)    "Termination Event " shall mean the termination of the Merger
Agreement in accordance with its terms.

      2.    SHAREHOLDER APPROVAL.

            (a) Provided that a Termination Event has not occurred, each of the Shareholders hereby, severally and not jointly and severally, agrees:

                   (i) as soon as is practical following the date hereof, to use such influence as he may have by reason of his Beneficial Ownership of shares of Company Common Stock ("Shares") to call a meeting of the Shareholders of the Company or arrange for the execution of a consent by the holders of the requisite majority of Shares (a "Shareholder Vote") in order to approve and adopt the Merger Agreement and the Merger; and

                   (ii) to exercise any vote he may have as a Beneficial Owner of Shares in a Shareholder Vote to approve the Merger Agreement and the Merger.

      3. TERMINATION. All obligations of the Shareholders under this Agreement shall terminate upon a Termination Event; PROVIDED that the foregoing shall not affect the rights of the Parent or Merger Sub arising out of any breach prior to such Termination Event.

      4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER. Each Shareholder hereby, severally and not jointly and severally, represents and warrants to the Parent and Merger Sub as follows:

            (a) OWNERSHIP BY SHARES. Such Shareholder is (i) the record and Beneficial Owner of, or (ii) the Beneficial Owner but not the record holder of, the number of Shares in each such category set forth opposite the Shareholder's name on Schedule A. As of the date hereof, the Shares set forth opposite such Shareholder's name on Schedule A constitute all of the Shares owned of record or Beneficially Owned by such Shareholder. Such Shareholder has sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition, sole power of conversion, sole power to elect to dissent to the Merger and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth opposite such Shareholder's name on Schedule A, as the case may be, with no material limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

            (b) POWER; BINDING AGREEMENT. Such Shareholder has the legal capacity, power and authority to enter into and perform all of such Shareholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Shareholder will not violate any other agreement to which such Shareholder is a party, including, without limitation, any voting agreement, Shareholder's agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Shareholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby. If such Shareholder is married and such Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder's spouse with the same effect and to the same


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

extent as is applicable with respect to such Shareholder, enforceable against such person in accordance with its terms.

            (c) NO CONFLICTS. Except for filings under the Exchange Act (i) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Shareholder and the consummation by such Shareholder of the transactions contemplated hereby, except where the failure to obtain such consent, permit, authorization, approval or filing would not interfere with such Shareholder's ability to perform its obligations hereunder, and (ii) none of the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable organizational documents applicable to such Shareholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Shareholder or any of such Shareholder's properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere with the ability of such Shareholder to perform its obligations hereunder.

            (d) NO ENCUMBRANCES. Except as required or permitted by Sections 2 and 4, the Shares of such Shareholder and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

            (e) NO FINDER'S FEES. No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder.

            (f) RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE. Prior to the occurrence of a Termination Event, except as required by this Agreement, the Shareholder shall not directly or indirectly without the consent of the
Parent: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Shareholder's Shares, or any interest therein, unless such Shareholder first obtains from the assignee a proxy giving the Shareholder the right to vote such Shares in favor of the Merger (ii) grant any proxies or powers of attorney, deposit any shares into a voting trust or enter into a voting agreement with respect to any Shares, or (iii) take any action that could have the effect of preventing or disabling such Shareholder from performing such Shareholder's obligations under this Agreement. Each of the Shareholders and the Company agree that any purported transfer of such Shareholder's Shares or any interest therein in violation of the Agreement shall be void AB INITIO and shall not be effected on the books and records of the Company and that, in the event of any inquiry by the Parent, Merger Sub or the Company, or any related proceeding, the Shareholder shall have the burden of proving that any action described in this
Section 4(f) is in compliance with this Agreement.


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

            (g) WAIVER OF APPRAISAL RIGHTS. The Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger that the Shareholder may have under the Florida Business Corporation Act or otherwise.

            (h) SHAREHOLDER INTENTION TO RETAIN SHARES. Following his receipt of Parent Shares in accordance with the Merger Agreement, the Shareholder has no present plan to sell, exchange or otherwise dispose of such number of Parent Shares as would cause the Merger to fail to qualify as a reorganization under
Section 368(a) of the Code.

      5. STOP TRANSFER. Each Shareholder agrees with, and covenants to, the Parent that prior to a Termination Event such Shareholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder's Shares, unless such transfer is made in compliance with this Agreement.

      6. ADJUSTMENT OF EXCHANGE RATIO. In the event that, subsequent to the date of this Agreement, but prior to the Effective Time, the Shares shall have been changed into a different number or a different class of shares as a result of a stock split, reverse stock split, stock dividend, subdivision, reclassification split, combination exchange, recapitalization or other similar transaction, the Exchange Ratio shall be appropriately adjusted and the term "Shares" shall be deemed to refer and include the Shares and any shares into which or for which any or all of the Shares may be changed.

      7. SHAREHOLDER CAPACITY. Except as the Agreement expressly provides otherwise, no person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer and nothing herein shall limit or affect any action taken by such person in his or her capacity as a director or officer. Each Shareholder signs solely in his or her capacity as the record and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder's Shares.

      8. SHAREHOLDERS' OBLIGATIONS. All obligations and liabilities of each Shareholder under this Agreement shall be several and not joint and no Shareholder shall have any liability for any obligations or liabilities under this Agreement of any other Shareholder.

      9. FURTHER ASSURANCES. From time to time, at the other parties' reasonable request and without further consideration, each Shareholder and Merger Sub and the Parent shall execute and deliver such additional documents and take such other action as may be reasonably necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

      10.    MISCELLANEOUS.

            (a) NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, by facsimile transmission, telegraphed or telexed, or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, successfully faxed, telegraphed or telexed, or if mailed, two days after the date of mailing, as follows:


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

                   (i)    if to the Parent or Merger Sub, to:
                          Celerity Systems, Inc.
                          1400 Centerpoint Blvd.
                          Knoxville, TN 37932
                          Facsimile: (423) 539-3502
                          Attention:  Kenneth D. Van Meter

                          with a copy to:

                          Squadron, Ellenoff, Plesent
                                 & Sheinfeld, LLP
                          551 Fifth Avenue
                          New York, NY 10176
                          Facsimile: (212) 697-6686
                          Attention:  Kenneth R. Koch, Esq.

                   (ii)   if to the Company or to any of the Shareholders, to:

                          FutureTrak International, Inc.
                          3635 Park Central Blvd., North
                          Pompano Beach, FL 33064
                          Facsimile: (954) 971-2228
                          Attention: Dr. Ahmad Moradi
                          with a copy to:

                          Atlas Pearlman Trop
                                 & Borkson P.A.
                          New River Center
                          200 East Las Olas Boulevard
                          Suite 1900
                          Fort Lauderdale, FL 33301
                          Facsimile: (954) 766-7800
                          Attention: Charles B. Pearlman, Esq.

            (b) ENTIRE AGREEMENT. This Agreement (including the Schedules hereto) contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

            (c) WAIVER; AMENDMENTS; SEPARABILITY. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity. If any provision of this Agreement is held to be invalid or unenforceable, the balance of this Agreement shall remain in effect.

            (d) SURVIVAL. None of the representations and warranties of the Shareholders contained in this Agreement shall survive the Closing. Except as specifically set forth in this Agreement and the agreements and documents specifically referred to herein, there are no representations or warranties, express or implied, made by any party in connection with the transactions contemplated by this Agreement.

            (e) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

            (f) NO ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

            (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (h) SCHEDULE. Schedule A to this Agreement is a part of this Agreement as if set forth in full herein.





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

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first written above.


                          CELERITY SYSTEMS, INC.


                          By: /s/ Kenneth D. Van Meter
                             -------------------------
                           Name: Kenneth D. Van Meter
                           Title:   President/CEO


                          FUTURETRAK MERGER CORP.


                          By: /s/ Kenneth D. Van Meter
                             -------------------------
                           Name: Kenneth D. Van Meter
                           Title:


                          AHMAD MORADI


                          By: /s/ Ahmad Moradi
                             -------------------------
                                  Ahmad Moradi



                          ROBERT KELNER


                          By: /d/ Robert Kelner
                             -------------------------
                                  Robert Kelner



                          WILLIAM TESSARO

                          By: /s/ William Tessaro
                             -------------------------
                                  William Tessaro



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

                          STEPHEN REMONDINI


                          By: /s/ Stephen Remondini
                             -------------------------
                                  Stephen Remondini

THE UNDERSIGNED HEREBY
ACKNOWLEDGES AND AGREES
TO BE BOUND BY THE PROVISIONS
OF SECTION 4(f) OF THE FOREGOING
AGREEMENT, AS OF THE DATE
WRITTEN ABOVE:

FUTURETRAK INTERNATIONAL, INC.



By:  /s/ Ahmad Moradi
    -----------------------------
       Ahmad Moradi
       Chief Executive Officer



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

                                   SCHEDULE A

        SHAREHOLDER                                 NO. OF SHARES
        Ahmad Moradi                                937,500
        Robert Kelner                               937,500
        William Tessaro                             2,567,500
        Stephen Remondini                           2,189,000



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